EXHIBIT 99
                        Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  January 9 and 10, 2006
Issuer & Symbol:               Pegasus Solutions, Inc. (PEGS)
Address of each Reporting Person for this Form 4:
   909 Montgomery Street, Suite 400, San Francisco, CA 94133 Relationship to Issuer of each Reporting Person: 10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

January 11, 2006

RICHARD C. BLUM & ASSOCIATES, INC.      BLUM CAPITAL PARTNERS, L.P.
                                        By: Richard C. Blum & Associates, Inc.,
                                            its general partner

By:  /s/ Gregory D. Hitchan             By: /s/ Gregory D. Hitchan
     -----------------------              -------------------------
     Gregory D. Hitchan                    Gregory D. Hitchan
     Partner, General Counsel and          Partner, General Counsel and
     Secretary                             Secretary

BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS D, L.P.
STINSON CAPITAL PARTNERS M, L.P.
STINSON CAPITAL PARTNERS S, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.
STINSON CAPITAL PARTNERS (QP), L.P.     STINSON CAPITAL FUND (CAYMAN), LTD.

By: BLUM CAPITAL PARTNERS, L.P.,        By: BLUM CAPITAL PARTNERS, L.P.,
    its general partner                     its investment advisor
By: Richard C. Blum & Associates, Inc., By: Richard C. Blum & Associates, Inc.,
     its general partner                      its general partner

By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
    ------------------------                 -----------------------
     Gregory D. Hitchan                      Gregory D. Hitchan
     Partner, General Counsel and            Partner, General Counsel and
     Secretary                               Secretary


BLUM STRATEGIC GP, L.L.C.               BLUM STRATEGIC PARTNERS, L.P.
                                        By: BLUM STRATEGIC GP, L.L.C.,
                                            its general partner

By:  /s/ Gregory D. Hitchan             By:  /s/ Gregory D. Hitchan
     -----------------------                 -----------------------
     Gregory D. Hitchan                      Gregory D. Hitchan
     Member and General Counsel              Member and General Counsel